NET LOSS PER SHARE	12 Months Ended
Dec. 31, 2022
Earnings Per Share [Abstract]
Net Loss Per Share
Note 13: Net Loss Per Share
Diluted earnings per share (“EPS”) includes the dilutive effect of common stock equivalents and is computed using the weighted-average number of common stock and common stock equivalents outstanding during the reporting period. Diluted EPS for the years ended December 31, 2022 and 2021 excluded common stock equivalents because the effect of their inclusion would be anti-dilutive or would decrease the reported loss per share. The following table sets forth securities outstanding that could potentially dilute the calculation of diluted earnings per share:

	Year Ended December 31,
	2022	2021
Stock options outstanding	6,079,467	6,122,120
Warrants to purchase common stock – equity classified	4,000,000	4,000,000
Unvested restricted stock units	1,053,000	1,053,000
If-converted common shares from convertible notes	1,678,096	—

Total	12,810,563	11,175,120

The following data show the amounts used in computing EPS and the effect on income and the weighted average number of shares:

	Year Ended December 31,
	2022	2021
Net loss	$(14,129,101)	$(9,383,975)
Dividends on preferred stock	(3,188,445)	(2,856,048)

Net loss available to common stockholders used in basic and diluted EPS	$(17,317,546)	$(12,240,023)

Weighted average number of common shares used in basic and diluted EPS	10,590,335	9,973,846
Net loss per common share - basic and diluted	$(1.64)	$(1.23)
Dividends on preferred stock were not paid during the years ended December 31, 2022 and 2021. Dividends on preferred stock are cumulative and have been included as an adjustment to calculate net loss available to common stockholders.